Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT
Dated as of February 7, 2020
to
REVOLVING CREDIT AND SECURITY AGREEMENT
Dated as of February 4, 2019

This THIRD AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of February 7, 2020, is entered into by and among GOLUB CAPITAL BDC 3, INC., a Maryland corporation and GBDC 3 FUNDING II LLC, a Delaware limited liability company, as borrowers (in such capacity, each a “Borrower”, and together, the “Borrowers”) and Signature Bank, as the administrative agent and a lender under the Credit Agreement (as defined below) (“Signature Bank”).

RECITALS

WHEREAS, the Borrowers and Signature Bank are parties to that certain Revolving Credit and Security Agreement, dated as of February 4, 2019 (as amended by that certain First Amendment to Revolving Credit and Security Agreement, dated as of April 8, 2019, that certain Second Amendment to Revolving Credit and Security Agreement, dated as of May 31, 2019, that certain Additional Borrower Joinder Agreement to Revolving Credit and Security Agreement, dated as of August 23, 2019, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the parties hereto wish to make certain changes to the Credit Agreement as further described herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Credit Agreement, the parties hereto agree as follows:

Section 1.        Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.

Section 2.        Changes to the Credit Agreement. Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

2.1.        The definition of “Available Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Available Commitment” means, at any time of determination, the lesser of: (a) the Maximum Commitment; and (b) the sum of (i)(x) from February 7, 2020 until (and including) April 7, 2020, eighty percent (80%) of the aggregate Unfunded Capital Commitments and Pending Capital Calls (to the extent that the applicable Capital Call was made less than ten (10) days prior to the time of determination) of the Investors that are not Defaulting Investors; and (y) after April 7, 2020, seventy-five percent (75%) of the aggregate Unfunded Capital Commitments and Pending Capital Calls (to the extent that the applicable Capital Call was made less than ten (10) days prior to the time of determination) of the Investors that are not Defaulting Investors, plus (ii) the NAV Advance Amount, minus, in each case, the FX Reserve Amount.”

2.2.        The definition of “Maximum Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Maximum Commitment” means $275,000,000, as such amount may be increased by Borrowers in accordance with Section 3.6 or decreased by Borrowers pursuant to Section 3.5.”

2.3.        Section 11.4(a) is hereby amended and restated in its entirety as follows:

“11.4. Notice.

(a)        Notices Generally. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing (except where telephonic instructions or notices are expressly authorized herein to be given).

If to a Borrower:

At the addressed specified with respect thereto on Schedule I hereto.

If to Administrative Agent:

Signature Bank
1400 Broadway, 26th Floor

New York, New York 10121

Attention: Trevor Freeman
Telephone: (646) 968-4337
Email: trfreeman@signatureny.com

With copies to (which shall not constitute notice hereunder):

Cadwalader, Wickersham & Taft LLP
227 West Trade Street
Charlotte, North Carolina 28202
Attention: Michael Mascia
Telephone: (704) 348-5160
Email: michael.mascia@cwt.com

If to any Lender, at the address specified for it on Schedule II hereto.

Any party hereto may change its address for purposes of this Credit Agreement by giving notice of such change to the other parties pursuant to this Section 11.4.”

2.4.        Schedule I of the Credit Agreement is hereby amended and restated in its entirety by deleting the existing Schedule I and replacing it with the Schedule I attached hereto.

2.5.        Schedule II of the Credit Agreement is hereby amended and restated in its entirety by deleting the existing Schedule II and replacing it with the Schedule II attached hereto.

Section 3.        Conditions Precedent to Closing. Section 2 hereof shall become effective on the date (the “Effective Date”) upon which each of the following conditions precedent have been satisfied or waived:

3.1.        Signature Bank shall have received a counterpart (or counterparts) of this Amendment, executed and delivered by Borrowers, or other evidence satisfactory to Signature Bank of the execution and delivery of this Amendment by Borrowers;

3.2.        Signature Bank shall have received true and correct copies of the resolutions adopted by Borrowers approving or consenting to the transactions contemplated by this Amendment, certified by a Responsible Officer of Borrowers, as in effect on the Effective Date; and

3.3.        Borrowers shall have paid all fees and other amounts due and payable on or prior to the date hereof, including, without limitation, (a) payment of a facility increase fee in an amount equal to $99,178.08, which amount shall be payable to Signature Bank and shall be fully earned as of the Effective Date, non-refundable and not creditable against any other fee due and owing under the Loan Documents, and (b) payment of all reasonable expenses required to be reimbursed or paid by Borrowers hereunder, including the reasonable and documented fees and disbursements of Cadwalader, Wickersham & Taft LLP.

Section 4.        Miscellaneous.

4.1.        Reaffirmation of Covenants, Representations and Warranties. Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants applicable to it, and confirms the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent such representations and warranties expressly relate to an earlier date).

4.2.        Representations and Warranties. Each Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, subject to Debtor Relief Laws and general equitable principles (whether considered a proceeding in equity or at law), and (ii) upon the Effective Date, no Event of Default or Potential Default shall exist.

4.3.        References to the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.4.        Effect on Credit Agreement. Except as specifically amended above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.5.        No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Signature Bank or any other Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.6.        Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

4.7.        Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.8.        Headings. Section headings in this Amendment are for reference only and shall in no way affect the interpretation of this Amendment.

4.9.        Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart thereof.

[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWERS:

GOLUB CAPITAL BDC 3, INC., a Maryland corporation

By:	/s/ Ross Teune
Name:	Ross A. Teune
Title:	Chief Financial Officer

GBDC 3 FUNDING II LLC, a Delaware limited liability company

By:	Golub Capital BDC 3, Inc.
its Sole Member

By:	/s/ Ross Teune
Name:	Ross A. Teune
Title:	Chief Financial Officer

Signature Bank – Golub BDC 3
Third Amendment to Revolving Credit and Security Agreement

ADMINISTRATIVE AGENT AND LENDER:

SIGNATURE BANK

By:	/s/ Trevor Freeman
Name:	Trevor Freeman
Title:	Managing Director

By:	/s/ Anthony Episcopio
Name:	Anthony Episcopio
Title:	Senior Associate

Signature Bank – Golub BDC 3
Third Amendment to Revolving Credit and Security Agreement

SCHEDULE I

Borrower Information

Name	Type of Borrower	Jurisdiction of Formation	Type of Entity	Collateral Account	Investment Collection Account
Golub Capital BDC 3, Inc.	Initial Borrower	Maryland	Corporation	3302226750	Not applicable
GBDC 3 Funding II LLC	Additional Borrower	Delaware	Limited Liability Company	Not applicable	223040-200; 223040-700

Notice Information:

GOLUB CAPITAL BDC 3, INC.;
GBDC 3 FUNDING II LLC:

Chief Executive Office /
Principal Place of Business:	Golub Capital BDC 3, Inc.
200 Park Avenue, 25th Floor
New York, NY 10166

Notice Address:	Golub Capital BDC 3, Inc.
200 Park Avenue, 25th Floor
New York, NY 101663
Attention: David B. Golub
Email: StructuredProducts@golubcapital.com

With a copy to:
Golub Capital LLC
130 Harbour Place, Suite 340
Davidson, North Carolina 28036
Attention: Daniel Colaizzi
Email: dcolaizzi@golubcapital.com

And:

Foley Hoag LLP
155 Seaport Boulevard
Boston, Massachusetts 02210
Attention: Thomas B. Draper
Email: tdraper@foleyhoag.com

SCHEDULE II

Lender Commitments

Lender	Commitment
Signature Bank	$275,000,000
Total	$275,000,000